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                              Wanger Advisors Trust

                        Supplement dated January 16, 2004
                      to Prospectuses dated May 1, 2003 of
                          Wanger U.S. Smaller Companies
                         Wanger International Small Cap
                                  Wanger Twenty
                              Wanger Foreign Forty

Adviser Name Change
Columbia Management Group, Inc. ("CMG") has renamed the Fund's investment adviser using the Columbia prefix, and dropping the Liberty prefix. The rebranding will have no impact on the management or investment objective of the Fund. Effective October 13, 2003, the name of the Fund's investment adviser, Liberty Wanger Asset Management, L.P., was changed to Columbia Wanger Asset Management, L.P. ("WAM"). WAM is a wholly owned subsidiary of CMG.

Legal Proceedings Involving Affiliates
The Securities and Exchange Commission (the "SEC"), the New York Attorney General and various other regulatory authorities are investigating late trading and market timing in mutual fund shares, and have sent information requests and subpoenas to certain affiliates of Columbia Management Group, Inc. ("CMG") (collectively, "Columbia"). These affiliates include Columbia Funds Distributor, Inc. ("CFDI"), the distributor of the Funds' shares, and Columbia Management Advisors, Inc. ("CMA"). CMA is the adviser to the Columbia Family of Funds BUT IS NOT THE ADVISER TO THE WANGER ADVISORS TRUST FAMILY OF FUNDS. Columbia has not uncovered any instances where Columbia entities were knowingly involved in late trading of mutual fund shares. Columbia has identified a limited number of investors who had informal arrangements for trading shares of various funds managed by subsidiaries of CMG between 1998 and 2003. A majority of the transactions in connection with these arrangements occurred in one international fund and two domestic funds in the Columbia Family of Funds. The majority of the trading under these arrangements was made by three entities. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings against CFDI and CMA, alleging that they have violated certain provisions of the federal securities laws. Columbia believes that those allegations are based principally on the trading arrangements referred to above. CFDI and CMA are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding CFDI or CMA, and structural changes in the conduct of their business.

Although Columbia does not believe that these regulatory developments, or their resolution, will have a material adverse effect on the Fund, or on the ability of CFDI or WAM to provide services to the Fund, there can be no assurance that these matters orany publicity relating to these matters or other developments resulting from them will not adversely effect sales or redemptions of Fund shares or otherwise effect the Fund.

NONE OF THE ABOVE TRADING ARRANGEMENTS INCLUDE THE FUNDS. AS PREVIOUSLY NOTED, CMA IS THE ADVISER TO THE COLUMBIA FAMILY OF FUNDS BUT IS NOT THE ADVISER TO THE WANGER ADVISORS TRUST FAMILY OF FUNDS. WAM HAS NOT BEEN NAMED IN THE SEC NOTICES REFERRED TO ABOVE.

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                              Wanger Advisors Trust

                          Wanger U.S. Smaller Companies
                         Wanger International Small Cap
                                  Wanger Twenty
                              Wanger Foreign Forty

                      Supplement dated January 16, 2004 to
                       Statement of Additional Information
                                dated May 1, 2003

The Columbia Management Group has renamed the Funds' investment adviser, distributor and transfer agent using the Columbia prefix, and dropping the Liberty prefix. The rebranding will have no impact on the management or investment objective of the Funds.

Effective October 13, 2003, the name of each Fund's investment adviser, Liberty Wanger Asset Management, L.P., was changed to Columbia Wanger Asset Management, L.P. Effective October 13, 2003, Liberty Funds Distributor, Inc. (the Funds' distributor) and Liberty Funds Services, Inc. (the Funds' transfer agent) changed their names to Columbia Funds Distributor, Inc. and Columbia Funds Services, Inc., respectively.